UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

Genasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127
(Address of Principal Executive Offices)

858-676-1112
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 7.01          Regulation FD Disclosures.

As previously announced in its press release issued May 26, 2022, Genasys Inc. (the “Company”) participated on June 8, 2022 in the LD Micro Invitational XII Investor Conference. During the conference, the Company reviewed an updated version of its investor presentation, which is available on the “Investor Relations” section of the Company’s website located at https://genasys.com/wp-content/uploads/Genasys-Summer-2022-IR-Presentation.pdf. A copy of the updated investor presentation is also furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits*.

(d)         Exhibits

Exhibit 99.1 - Investor Presentation.

Exhibit 104 - The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2022
Genasys Inc.

By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer